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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 22, 1998
                                                          -------------


                           REPUBLIC INDUSTRIES, INC.
                           -------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                1-13107                                        73-1105145
                -------                                        ----------
              (Commission                                    (IRS Employer
              File Number)                                 Identification No.)


          110 S.E. 6th Street
           Ft. Lauderdale, FL                                    33301
      ---------------------------                                -----
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code (954) 769-6000
                                                          --------------


                                      N.A.
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS

REPORTING OF CERTAIN FINANCIAL AND OTHER INFORMATION FOR REGISTRATION AND OTHER PURPOSES

The Registrant is filing herewith: (i) audited consolidated financial statements as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997; (ii) unaudited condensed consolidated financial statements as of March 31, 1998 and December 31, 1997 and for the three months ended March 31, 1998 and 1997; and (iii) management's discussion and analysis of financial condition and results of operations for each of the periods described above, all of which have been restated for various businesses acquired in 1997 and 1996 accounted for under the pooling of interests method of accounting. Such financial information is attached hereto as Exhibit 99 and incorporated herein by reference. Exhibit 99 is hereby incorporated by reference into the Registrant's Registration Statements on Form S-3, file numbers 33-61649, 33-62489, 33-63735, 33-65289, 333-01757, 333-04269, 333-08479, 333-18009,
333-20667, 333-23415, 333-29217, 333-35749 and 333-44611; on Form S-4, file numbers 333-17915 and 333-41505; and on Form S-8, file numbers 33-93742, 333-07623, 333-19453, 333-20669, 333-29265, 333-42891 and 333-56967.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

   (c)  Exhibits.

        The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.
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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  REPUBLIC INDUSTRIES, INC.



                                  By: /s/ Mary E. Wood
                                     ----------------------------------
                                          Mary E. Wood
                                          Vice President
                                          and Corporate Controller

Date:  July 22, 1998
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                          REPUBLIC INDUSTRIES, INC.

                                EXHIBIT INDEX



     Number and
Description of Exhibit
----------------------

       23.1     Consent of Arthur Andersen LLP

       27.1 Restated Financial Data Schedule for the Three Months Ended March 31, 1997 (for SEC use only)

       27.2 Restated Financial Data Schedule for the Year Ended December 31, 1996 (for SEC use only)

       27.3 Restated Financial Data Schedule for the Year Ended December 31, 1995 (for SEC use only)

       99.      Financial Information